UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 30, 2007

Impac Secured Assets Trust 2007-3
(Exact name of issuing entity as specified in its charter)

Impac Secured Assets Corp.
(Exact name of depositor as specified in its charter)

Impac Funding Corporation
(Exact name of sponsor as specified in its charter)

CALIFORNIA	333-139462-02	33-0715871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
19500 Jamboree Road Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (949) 475-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Acquisition or Disposition of Assets.

On April 30, 2007, a single series of certificates, entitled Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2007-3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2007 (the "Agreement"), among Impac Secured Assets Corp., as depositor (the "Depositor"), Impac Funding Corporation as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

On May 18, 2007, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $76,110,581.89 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated May 18, 2007, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Item 8.01.	Other Events.

Description of the Mortgage Pool

The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of adjustable-rate and fixed-rate, first and second lien, one- to four- family residential mortgage loans having original terms to maturity of not greater than 30 years (the "Subsequent Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $ 795,601,639.09 as of April 1, 2007 and (ii) the Pre-Funding Account, which contained approximately $76,114,326.34.

As more fully described above, on May 18, 2007, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account.

The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of April 1, 2007, with respect to the Subsequent Mortgage Loans.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description

4.2	Subsequent Transfer Instrument, dated as of May 18, 2007 between Impac Secured Assets Corp. as Depositor and Deutsche Bank National Trust Company, as Trustee.

99.1	Characteristics of the Mortgage Pool as of April 1, 2007, relating to Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2007-3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

IMPAC SECURED ASSETS CORP.

By:	/s/ Ronald Morrison
Name: Ronald Morrison
Title: General Counsel & Secretary

Dated: June 4, 2007

EXHIBIT INDEX

Exhibit Number	Description

4.2	Subsequent Transfer Instrument, dated as of May 18, 2007 between Impac Secured Assets Corp. as Depositor and Deutsche Bank National Trust Company, as Trustee.

99.1	Characteristics of the Mortgage Pool as of April 1, 2007, relating to Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2007-3.